EXHIBIT 10.14

                            ILLUMINET HOLDINGS, INC.
                           1997 EQUITY INCENTIVE PLAN
                      DIRECTOR STOCK OPTION AWARD AGREEMENT


         This Stock Option Award Agreement (the "Award Agreement"), made this ____ day of ____________, 19__ evidences the grant, by Illuminet Holdings, Inc., (the "Company"), of a stock option to _____________ (the "Grantee") on the date hereof (the "Date of Grant"). By accepting the Award and executing this Award Agreement, the Grantee agrees to be bound by the provisions hereof and of the Illuminet Holdings, Inc. 1997 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the same meaning as used in the Plan.

         1. Shares Optioned and Option Price. The Grantee shall have an option to purchase _________ shares of the Company's Common Stock, $ par value (the "Shares"), at an exercise price of $_______ for each share (the "Option"), subject to the terms and conditions of this Award Agreement and of the Plan, the provisions of which are incorporated herein by this reference. The Option is not, nor is it intended to be, an Incentive Stock Option as described in section 422 of the Internal Revenue Code of 1986.

         2. Exercise Period. The Option may be exercised, from time to time, with respect to any or all of the Shares subject to this Option at any time from and after the Date of Grant. Provided, however, that the Grantee's right to exercise the Option shall terminate on the earliest to occur of the following dates:

         (a)      the tenth anniversary of the Date of Grant; or

         (b)      the first anniversary of the date of the Grantee's death;
death;

         3. Restriction on Exercise After Termination. Notwithstanding the foregoing provisions of paragraph 2 or any other provision of this Award Agreement, the Committee, in its sole discretion, may reduce the number of Shares subject to the Option or may cancel the Option in its entirety if the Grantee (a) takes other employment or renders services to others without the written consent of the Company; or (b) conducts himself or herself in a manner that the Committee, in its sole discretion, deems has adversely affected or may adversely affect the Company. The Grantee will not be entitled to any remuneration or compensation whatsoever for the loss of all or a portion of the Grantee's Option if the number of Shares subject to the Grantee's Option are reduced, or if the Grantee's Option is canceled in its entirety, pursuant to this paragraph.

         4. Exercise. To the extent that the Option is exercisable hereunder, it may be exercised in full or in part by the Grantee or, in the event of the Grantee's death, by the person or persons to whom the Option was transferred by will or the laws of descent and distribution,


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by delivering or mailing  written notice of the exercise and full payment of the purchase price to the Secretary of the Company. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and social security number of each person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of the Company, of that entitlement. The written notice shall be accompanied by full payment in cash (including personal check), in Shares represented by certificates transferring ownership to the Company and with an aggregate Fair Market Value equal to the purchase price on the date the written notice is received by the Secretary, or in any combination of cash and Shares, provided that payment in full or part by the transfer of Shares shall be subject to approval by the Committee. Payment may also be made in such other manner as may be permitted by the Plan at the time of exercise, subject to approval by the Committee. The written notice will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required accompaniments) is received by the Secretary of the Company at its then executive offices during regular business hours.

         5. Issue of Shares Upon Exercise. As soon as practicable after receipt of an effective written notice of exercise and full payment of the purchase price as provided in paragraph 3, the Secretary of the Company shall cause ownership of the appropriate number of Shares to be transferred to the person or persons exercising the Option by having a certificate or certificates for those Shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Notwithstanding the foregoing, if the Company or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to Shares received upon exercise of an Option, the Secretary shall not transfer ownership of those Shares until the required payment is made.

         6. Transferability of Options. The rights under this Award Agreement may not be transferred except pursuant to a "domestic relations order," as defined in the Code or Title I of ERISA, or by will or the laws of descent and distribution. The rights under this Award Agreement may be exercised during the lifetime of the Grantee only by the Grantee or permitted transferees. [ALTERNATIVE PROVISION (waiting for SEC interpretation of Rule 701 and Form S-8 which do not contemplate transfer of options): The Grantee may transfer the Option to (i) the spouse, children, or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefits of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (y) there may be no consideration for any such transfer and (z) subsequent transfers of the Option shall be prohibited, except by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for the purposes of the Award Agreement, the term "Grantee" shall be deemed to refer to the transferee. Neither the Committee nor the Company shall have any obligation to provide notice to a transferee of termination of the Option under the terms of this Award Agreement.]


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                  6.01  Transferees  of  Stockholders.  The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Award Agreement, or to treat as owner of such shares of stock, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Share made in violation of this Award Agreement. Any transfer in violation of the terms of this Award Agreement shall be deemed null and void.

         7. Taxes. The Grantee will be solely responsible for any Federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto, and the Grantee authorizes the Company or any Subsidiary to make any withholding for taxes which the Company deems necessary or proper in connection therewith, from any amounts due to the Grantee by the Company. Subject to approval by the Committee, the Grantee may satisfy such withholding obligations, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company Shares then owned by Grantee having a Fair Market Value equal to the amount required to be withheld.

         8. Risk of Investment. It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares after the exercise of this Option in whole or in part. The Grantee has received and read a copy of the Plan and made a detailed inquiry concerning the Company and its business, and the Grantee is aware of the limited market available for resale of the Shares. The Grantee agrees that the Shares acquired on exercise of this Option shall be acquired for his or her own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Securities Act") or other applicable securities laws. If the Board of Directors or Committee so determines, any stock certificates issued upon exercise of this Option shall bear a legend to the effect that the Shares have been so acquired. The Company may, but in no event shall be required to, bear any expenses of complying with the Securities Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of this Option or any Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Shares shall be inoperative if (a) the Company previously shall have been furnished with an opinion of counsel, satisfactory to it, to the effect that such transfer will not involve any violation of the Securities Act and other applicable securities laws or (b) the Shares shall have been duly registered in compliance with the Securities Act and other applicable state or federal securities laws. If this Option, or the Shares subject to this Option, are so registered under the Securities Act, the Grantee agrees that he or she will not make a public offering of the said Shares except on a national securities exchange on which the stock of the Company is then listed.



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         9.       Transferability of Shares; Company Repurchase Option.

                  9.01 No Transfer. Except as otherwise provided herein, and until such time as (i) there shall be a regular public trading market for the Shares; or (ii) the Board shall approve a transaction in which all shareholders are expressly granted the right to transfer their shares, the Grantee may not sell, pledge, give, assign, distribute, hypothecate, mortgage or transfer (all hereinafter referred to as "transfer") any Shares acquired pursuant to this Award Agreement; provided, however, that the Grantee may transfer Shares acquired pursuant to this Award Agreement if the Committee specifically consents thereto in writing prior to the consummation of the transfer.

                  9.02 Repurchase Option. The Company shall have the exclusive option to purchase all, but not less than all, of the Shares acquired by Grantee pursuant to this Award Agreement at a purchase price per Share equal to the Fair Market Value on the date of such Termination of Service (the "Purchase Option"). The Purchase Option shall be exercisable for a thirty day period following the later of (i) the date on which the Grantee acquires the Shares pursuant to the Award Agreement; or (ii) the date of the Grantee's Termination of Service.

                  9.03 Payment. If the Company elects to exercise the Purchase Option, the Company shall give notice of its intention to purchase the Shares and deliver payment for such Shares within fifteen days after the date of such notice. At the Company's option, the Company may designate another person or entity to purchase any of the Shares on its behalf, on the terms provided herein.

                  9.04 No Disclosure Obligation. The Grantee acknowledges and agrees that neither the Company nor any of its shareholders, board members and officers, has any duty or obligation to disclose to the Grantee any material information regarding the business of the Company or affecting the value of the Shares before or at the time of a Grantee's Termination of Service, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         10. No Conflict. In the event of a conflict between this Award Agreement and the Plan, the provisions of the Plan shall govern.

         11. Governing Law. This Award shall be governed under the laws of the State of Delaware.



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                                     ILLUMINET HOLDINGS, INC.


                                     By:----------------------------------------
                                     Title:-------------------------------------



                                 ACKNOWLEDGMENT

         The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award Agreement.


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       Printed Name                                    Signature






                                                [Form adopted October 29, 1997]


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